SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 25, 2005

                               BERMAN CENTER, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                     0-19562                 14-1933261
  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


        211 EAST ONTARIO, SUITE 800, CHICAGO ILLINOIS                 60611
          (Address of principal executive offices)                  (Zip code)

     Registrant's telephone number, including area code:          (312) 255-8088



          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

/_/   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

/_/   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 25, 2005, Mitchell Mondry, Robert Peele and Howard Zuker were each appointed to serve on the Board of Directors of the Registrant. In accordance with the provisions of the Registrant's Bylaws, the Board of Directors of the Registrant approved the election of Mr. Mondry, Mr. Peele and Mr. Zuker. Mr. Mondry and Mr. Peele were not appointed to the Board of Directors pursuant to any arrangement or understanding with the Registrant and/or with any of its affiliates. Mr. Zuker was appointed to the Board of Directors at the selection of investors pursuant to the terms of a private placement that occurred in June 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT   DESCRIPTION OF EXHIBIT
-------   ----------------------
NUMBER
------

10.1 Placement Agent Agreement dated April 11, 2005 by and among Berman Health and Media, Inc. (f/k/a Berman Center LLC) and Hunter World Markets, Inc. (incorporated by reference to Exhibit 10.2 to the Registrant's current report on Form 8-K filed with the SEC on June 22, 2005).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2005                      BERMAN CENTER, INC.


                                           By:     /S/ SAMUEL P. CHAPMAN
                                                   ---------------------
                                           Name    Samuel P. Chapman
                                           Title:  Chief Executive Officer





                                       3